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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 24, 2005

                        THE MERIDIAN RESOURCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                 TEXAS                             1-10671                     76-0319553
     (State or Other Jurisdiction         (Commission File Number)            (IRS Employer
           of Incorporation)                                               Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (Address of Principal Executive Offices) (Zip Code)

                                  281-597-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS.

         On June 24, 2005, The Meridian Resource Corporation sent a notice to its directors and officers pursuant to Rule 104 of Regulation BTR with respect to a covered blackout period under The Meridian Resource Corporation 401(k) Plan. The blackout period is expected to commence at 2:00 p.m. on July 25, 2005 and is scheduled to conclude on August 17, 2005.

         A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             99.1 Notice, dated June 24, 2005, to directors and executive officers regarding The Meridian Resource Corporation 401(k) Plan.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE MERIDIAN RESOURCE CORPORATION
                            (Registrant)



                            By:  /s/ Lloyd V. DeLano
                               -------------------------------------------------
                            Lloyd V. DeLano
                            Senior Vice President and Chief Accounting Officer


Date:  June 24, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Notice, dated June 24, 2005, to directors and executive
                  officers regarding The Meridian Resource Corporation 401(k)
                  Plan.